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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             ____________________


                                   FORM 8-K
                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
                                 June 29, 1999
                       (Date of earliest event reported)


                          VESTA INSURANCE GROUP, INC.
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)


            1-12338                                      63-1097283
     (Commission File No.)                    (IRS Employer Identification No.)

    3760 River Run Drive                                      35243
     Birmingham, Alabama                                    (Zip Code)
    (Address of principal
     executive offices)

                                 (205)970-7000
             (Registrant's telephone number, including area code)

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Item 5.   Other Events.

          On June 29, 1999, the registrant issued a press release announcing the execution of a Convertible Preferred Stock Purchase Agreement relating to the issuance of preferred stock (the "Preferred Stock Purchase Agreement") and an Acquisition Agreement relating to the sale of control of vesta County Mutual Insurance Company (the "Acquisition Agreement"). Copies of the Preferred Stock Purchase Agreement and the Acquisition Agreement are attached as exhibits 10.1 and 10.2 respectively, to this Form 8-K and incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit No.         Description of Document
               ----------          -----------------------

               10.1 Convertible Preferred Stock Purchase Agreement by and between Vesta Insurance Group, Inc. and Birmingham Investment Group, LLC.

               10.2 Acquisition Agreement between Vesta Insurance Group, Inc., Vesta Management Corporation of Texas and Employers Reinsurance Corporation.

               99.1 Press release dated June 29, 1999 issued by the registrant.


                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated July 2, 1999.

                                    VESTA INSURANCE GROUP, INC.


                                    /s/ Norman W. Gayle III
                                    --------------------------
                                    By: Norman W. Gayle III
                                    Its: Executive Vice President and
                                          Acting Chief Executive Officer

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